                                                         Exhibit 99.9
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

 ----------------------------------------------------
 CASE NAME: American International Travel, Inc.        ACCRUAL BASIS
 ----------------------------------------------------

 ----------------------------------------------------
 CASE NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
 ----------------------------------------------------

 ----------------------------------------------------
 JUDGE: Barbara J. Houser
 ----------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2001

 IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

 RESPONSIBLE  PARTY:

 /s/ Drew Keith                                                                    Chief Financial Officer
 -------------------------------------------------------              ---------------------------------------------
 ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                               TITLE

 Drew Keith                                                                          11/20/2001
 -------------------------------------------------------              ---------------------------------------------
 PRINTED NAME OF RESPONSIBLE PARTY                                                      DATE

 PREPARER:

 /s/ Jessica L. Wilson                                                             Chief Accounting Officer
 -------------------------------------------------------              ---------------------------------------------
 ORIGINAL SIGNATURE OF PREPARER                                                        TITLE

 Jessica L. Wilson                                                                   11/20/2001
 -------------------------------------------------------              ---------------------------------------------
 PRINTED NAME OF PREPARER                                                               DATE

--------------------------------------------------------------------------------

    ----------------------------------------------------------------------------
                                                        Monthly Operating Report

    ------------------------------------------------
    CASE NAME: American International Travel, Inc.             ACCRUAL BASIS-1
    ------------------------------------------------

    ------------------------------------------------
    CASE NUMBER: 400-42149-BJH-11                       02/13/95, RWD, 2/96
    ------------------------------------------------

    ------------------------------------------------

    COMPARATIVE BALANCE SHEET
    ----------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULE        MONTH          MONTH      MONTH
                                                                               ------------------------------------
    ASSETS                                                           AMOUNT      October 2001
    ----------------------------------------------------------------------------------------------------------------
    1.      UNRESTRICTED CASH                                      $64,520     $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    2.      RESTRICTED CASH                                                    $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    3.      TOTAL CASH                                             $64,520     $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    4.      ACCOUNTS RECEIVABLE (NET)                                          $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    5.      INVENTORY                                                          $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    6.      NOTES RECEIVABLE                                                   $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    7.      PREPAID EXPENSES                                                   $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    8.      OTHER (ATTACH LIST)                                                $ ($440,329)            $0        $0
    ----------------------------------------------------------------------------------------------------------------
    9.      TOTAL CURRENT ASSETS                                   $64,520     $ ($440,329)            $0        $0
    ----------------------------------------------------------------------------------------------------------------
    10.     PROPERTY, PLANT & EQUIPMENT                                        $         0             $0        $0
    ---------------------------------------------------------------------------------------------------------------
    11.     LESS: ACCUMULATED
            DEPRECIATION/DEPLETION                                             $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    12.     NET PROPERTY, PLANT &
            EQUIPMENT                                              $     0     $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    13.     DUE FROM INSIDERS                                                  $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    14.     OTHER ASSETS - NET OF
            AMORTIZATION (ATTACH  LIST)                                        $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    15.     OTHER (ATTACH LIST)                                                $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    16.     TOTAL ASSETS                                           $64,520     $ ($440,329)            $0        $0
    ----------------------------------------------------------------------------------------------------------------
    POSTPETITION LIABILITIES
    ----------------------------------------------------------------------------------------------------------------
    17.     ACCOUNTS PAYABLE                                                   $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    18.     TAXES PAYABLE                                                      $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    19.     NOTES PAYABLE                                                      $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    20.     PROFESSIONAL FEES                                                  $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    21.     SECURED DEBT                                                       $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    22.     OTHER (ATTACH  LIST)                                               $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    23.     TOTAL POSTPETITION
            LIABILITIES                                                        $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    PREPETITION LIABILITIES
    ----------------------------------------------------------------------------------------------------------------
    24.     SECURED DEBT                                                       $         0             $0        $0
    ---------------------------------------------------------------------------------------------------------------
    25.     PRIORITY DEBT                                         $ 16,503     $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    26.     UNSECURED DEBT                                        $513,635     $  ($84,891)            $0        $0
    ----------------------------------------------------------------------------------------------------------------
    27.     OTHER (ATTACH LIST)                                                $         0             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    28.     TOTAL PREPETITION LIABILITIES                         $530,138     $  ($84,891)            $0        $0
    ----------------------------------------------------------------------------------------------------------------
    29.     TOTAL LIABILITIES                                     $530,138     $  ($84,891)            $0        $0
    ----------------------------------------------------------------------------------------------------------------
    EQUITY
    ----------------------------------------------------------------------------------------------------------------
    30.     PREPETITION OWNERS' EQUITY                                         $ ($359,163)            $0        $0
    ----------------------------------------------------------------------------------------------------------------
    31.     POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                                   $     3,725             $0        $0
    ----------------------------------------------------------------------------------------------------------------
    32.     DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)
    ----------------------------------------------------------------------------------------------------------------
    33.     TOTAL EQUITY                                          $      0     $ ($355,438)            $0        $0
    ----------------------------------------------------------------------------------------------------------------
    34.     TOTAL LIABILITIES &
            OWNERS' EQUITY                                        $530,138     $ ($440,329)            $0        $0
    ---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                     Monthly Operating Report

   ----------------------------------------------
   CASE NAME: American International Travel, Inc.  ACCRUAL BASIS-2
   ----------------------------------------------

   ----------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                     02/13/95, RWD, 2/96
   ----------------------------------------------

   ----------------------------------------------
   INCOME STATEMENT
   ----------------------------------------------------------------------------------------------------------------
                                                      MONTH       MONTH               MONTH            QUARTER
                                                   ------------------------------------------------
   REVENUES                                        October 2001                                         TOTAL
   ----------------------------------------------------------------------------------------------------------------
   1.     GROSS REVENUES                                 $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   2.     LESS: RETURNS & DISCOUNTS                      $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   3.     NET REVENUE                                    $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   COST OF GOODS SOLD
   ----------------------------------------------------------------------------------------------------------------
   4.     MATERIAL                                       $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   5.     DIRECT LABOR                                   $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   6.     DIRECT OVERHEAD                                $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   7.     TOTAL COST OF GOODS SOLD                       $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   8.     GROSS PROFIT                                   $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   OPERATING EXPENSES
   ----------------------------------------------------------------------------------------------------------------
   9.     OFFICER / INSIDER COMPENSATION                 $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   10.    SELLING & MARKETING                            $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   11.    GENERAL & ADMINISTRATIVE                       $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   12.    RENT & LEASE                                   $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   13.    OTHER (ATTACH LIST)                            $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   14.    TOTAL OPERATING EXPENSES                       $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   15.    INCOME BEFORE  NON-OPERATING
          INCOME & EXPENSE                               $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   OTHER INCOME & EXPENSES
   ----------------------------------------------------------------------------------------------------------------
   16.    NON-OPERATING INCOME (ATT. LIST)               $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   17.    NON-OPERATING EXPENSE (ATT. LIST)              $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   18.    INTEREST EXPENSE                               $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   19.    DEPRECIATION / DEPLETION                       $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   20.    AMORTIZATION                                   $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   21.    OTHER (ATTACH LIST)                            $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   22.    NET OTHER INCOME & EXPENSES                    $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ----------------------------------------------------------------------------------------------------------------
   23.    PROFESSIONAL FEES                              $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   24.    U.S. TRUSTEE FEES                              $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                            $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   26.    TOTAL REORGANIZATION EXPENSES                  $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   27.    INCOME TAX                                     $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------
   28.    NET PROFIT (LOSS)                              $0         $0                    $0                    $0
   ----------------------------------------------------------------------------------------------------------------

=======================================================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ---------------------------------------------------
   CASE NAME: American International Travel, Inc.      ACCRUAL BASIS-3
   ---------------------------------------------------

   ---------------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                        02/13/95, RWD, 2/96
   ---------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------
   CASH RECEIPTS AND                                    MONTH            MONTH           MONTH              QUARTER
                                                   -----------------------------------------------------
   DISBURSEMENTS                                     October 2001                                            TOTAL
   -------------------------------------------------------------------------------------------------------------------
   1.     CASH - BEGINNING OF MONTH                         $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   RECEIPTS FROM OPERATIONS
   -------------------------------------------------------------------------------------------------------------------
   2.     CASH SALES                                        $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   COLLECTION OF ACCOUNTS RECEIVABLE
   -------------------------------------------------------------------------------------------------------------------
   3.     PREPETITION                                       $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   4.     POSTPETITION                                      $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   5.     TOTAL OPERATING RECEIPTS                          $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS
   -------------------------------------------------------------------------------------------------------------------
   6.     LOANS & ADVANCES (ATTACH LIST)                    $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   7.     SALE OF ASSETS                                    $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   8.     OTHER (ATTACH LIST)                               $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   9.     TOTAL NON-OPERATING RECEIPTS                      $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   10.    TOTAL RECEIPTS                                    $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   11.    TOTAL CASH AVAILABLE                              $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   OPERATING DISBURSEMENTS
   -------------------------------------------------------------------------------------------------------------------
   12.    NET PAYROLL                                       $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   13.    PAYROLL TAXES PAID                                $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   14.    SALES, USE & OTHER TAXES PAID                     $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   15.    SECURED / RENTAL / LEASES                         $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   16.    UTILITIES                                         $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   17.    INSURANCE                                         $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   18.    INVENTORY PURCHASES                               $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   19.    VEHICLE EXPENSES                                  $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   20.    TRAVEL                                            $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   21.    ENTERTAINMENT                                     $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   22.    REPAIRS & MAINTENANCE                             $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   23.    SUPPLIES                                          $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   24.    ADVERTISING                                       $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                               $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   26.    TOTAL OPERATING DISBURSEMENTS                     $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   -------------------------------------------------------------------------------------------------------------------
   27.    PROFESSIONAL FEES                                 $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   28.    U.S. TRUSTEE FEES                                 $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   29.    OTHER (ATTACH LIST)                               $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   30.    TOTAL REORGANIZATION EXPENSES                     $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   31.    TOTAL DISBURSEMENTS                               $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   32.    NET CASH FLOW                                     $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------
   33.    CASH - END OF MONTH                               $0             $0              $0                      $0
   -------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

    -----------------------------------------------
    CASE NAME: American International Travel, Inc.   ACCRUAL BASIS-4
    -----------------------------------------------

    -----------------------------------------------
    CASE NUMBER: 400-42149-BJH-11                      02/13/95, RWD, 2/96
    -----------------------------------------------

    -----------------------------------------------------------------------------------------------------------
                                                              SCHEDULE           MONTH        MONTH     MONTH
                                                 -                           ----------------------------------
    ACCOUNTS RECEIVABLE AGING                                  AMOUNT       October 2001
    -----------------------------------------------------------------------------------------------------------
    1.      0-30                                                 $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    2.      31-60                                                $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    3.      61-90                                                $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    4.      91+                                                  $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    5.      TOTAL ACCOUNTS RECEIVABLE                            $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    6.      AMOUNT CONSIDERED UNCOLLECTIBLE                      $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    7.      ACCOUNTS RECEIVABLE (NET)                            $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------

    AGING OF POSTPETITION TAXES AND PAYABLES                                       MONTH:         October 2001
                                                                                                  -------------
    -----------------------------------------------------------------------------------------------------------
                                                    0-30       31-60          61-90            91+
    TAXES PAYABLE                                   DAYS        DAYS           DAYS           DAYS     TOTAL
    -----------------------------------------------------------------------------------------------------------
    1.      FEDERAL                                  $0          $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    2.      STATE                                    $0          $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    3.      LOCAL                                    $0          $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    4.      OTHER (ATTACH LIST)                      $0          $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    5.      TOTAL TAXES PAYABLE                      $0          $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------
    6.      ACCOUNTS PAYABLE                         $0          $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    ----------------------------------
    STATUS OF POSTPETITION TAXES                                                   MONTH:         October 2001
                                                                                                  -------------
    -----------------------------------------------------------------------------------------------------------
                                                              BEGINNING        AMOUNT                   ENDING
                                                                TAX       WITHHELD AND/    AMOUNT        TAX
    FEDERAL                                                  LIABILITY*     OR ACCRUED      PAID      LIABILITY
    -----------------------------------------------------------------------------------------------------------
    1.      WITHHOLDING**                                        $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    2.      FICA-EMPLOYEE**                                      $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    3.      FICA-EMPLOYER**                                      $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    4.      UNEMPLOYMENT                                         $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    5.      INCOME                                               $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    6.      OTHER (ATTACH LIST)                                  $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    7.      TOTAL FEDERAL TAXES                                  $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    STATE AND LOCAL
    -----------------------------------------------------------------------------------------------------------
    8.      WITHHOLDING                                          $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    9.      SALES                                                $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    10.     EXCISE                                               $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    11.     UNEMPLOYMENT                                         $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    12.     REAL PROPERTY                                        $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    13.     PERSONAL PROPERTY                                    $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    14.     OTHER (ATTACH LIST)                                  $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    15.     TOTAL STATE & LOCAL                                  $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------
    16.     TOTAL TAXES                                          $0            $0             $0            $0
    -----------------------------------------------------------------------------------------------------------

    * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
    ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   -----------------------------------------------
   CASE NAME: American International Travel, Inc.     ACCRUAL BASIS-5
   -----------------------------------------------

   -----------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                        02/13/95, RWD, 2/96
   -----------------------------------------------


   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                     MONTH:  October 2001
                                                                           ---------------------------------------------
   ----------------------------------------------------
   BANK RECONCILIATIONS

                                                          Account #1    Account #2       Account #3
   ---------------------------------------------------------------------------------------------------------------------
   A.          BANK:                                          N/A
   -------------------------------------------------------------------------------------------------
   B.          ACCOUNT NUMBER:                                                                             TOTAL
   -------------------------------------------------------------------------------------------------
   C.          PURPOSE (TYPE):
   ---------------------------------------------------------------------------------------------------------------------
   1.      BALANCE PER BANK STATEMENT                            $0
   ---------------------------------------------------------------------------------------------------------------------
   2.      ADD: TOTAL DEPOSITS NOT CREDITED                      $0
   ---------------------------------------------------------------------------------------------------------------------
   3.      SUBTRACT: OUTSTANDING CHECKS                          $0
   ---------------------------------------------------------------------------------------------------------------------
   4.      OTHER RECONCILING ITEMS                               $0
   ---------------------------------------------------------------------------------------------------------------------
   5.      MONTH END BALANCE PER BOOKS                           $0            $0              $0                    $0
   ---------------------------------------------------------------------------------------------------------------------
   6.      NUMBER OF LAST CHECK WRITTEN
   ---------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------
   INVESTMENT ACCOUNTS

   ---------------------------------------------------------------------------------------------------------------------
                                                            DATE OF       TYPE OF         PURCHASE              CURRENT
   BANK, ACCOUNT NAME & NUMBER                             PURCHASE     INSTRUMENT         PRICE                 VALUE
   ---------------------------------------------------------------------------------------------------------------------
   7.      N/A
   ---------------------------------------------------------------------------------------------------------------------
   8.      N/A
   ---------------------------------------------------------------------------------------------------------------------
   9.      N/A
   ---------------------------------------------------------------------------------------------------------------------
   10.     N/A
   ---------------------------------------------------------------------------------------------------------------------
   11.     TOTAL INVESTMENTS                                                                   $0                    $0
   ---------------------------------------------------------------------------------------------------------------------
   ----------------------------------------------------
   CASH

   ---------------------------------------------------------------------------------------------------------------------
   12.     CURRENCY ON HAND                                                                                          $0
   ---------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------
   13.     TOTAL CASH - END OF MONTH                                                                                 $0
   ---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report


   ------------------------------------------------
   CASE NAME: American International Travel, Inc.     ACCRUAL BASIS-6
   ------------------------------------------------
   ------------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                         02/13/95, RWD, 2/96
   ------------------------------------------------

                                                         MONTH: October 2001
                                                         --------------------

   ------------------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
   ------------------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
   CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ----------------------------------------------------------------------------------------------------------
                                          INSIDERS
     ----------------------------------------------------------------------------------------------------------
                                    TYPE OF             AMOUNT             TOTAL PAID
                 NAME               PAYMENT              PAID                TO DATE
     ----------------------------------------------------------------------------------------------------------
     1.   N/A
     ----------------------------------------------------------------------------------------------------------
     2.   N/A
     ----------------------------------------------------------------------------------------------------------
     3.   N/A
     ----------------------------------------------------------------------------------------------------------
     4.   N/A
     ----------------------------------------------------------------------------------------------------------
     5.   N/A
     ----------------------------------------------------------------------------------------------------------
     6.   TOTAL PAYMENTS
          TO INSIDERS                                            $0               $0
     ----------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------------------
                                                                PROFESSIONALS
     ---------------------------------------------------------------------------------------------------------------------------
                                   DATE OF COURT                                                                   TOTAL
                                ORDER AUTHORIZING        AMOUNT              AMOUNT          TOTAL PAID           INCURRED
                 NAME                PAYMENT            APPROVED              PAID             TO DATE           & UNPAID *
     ---------------------------------------------------------------------------------------------------------------------------
     1.   N/A
     ---------------------------------------------------------------------------------------------------------------------------
     2.   N/A
     ---------------------------------------------------------------------------------------------------------------------------
     3.   N/A
     ---------------------------------------------------------------------------------------------------------------------------
     4.   N/A
     ---------------------------------------------------------------------------------------------------------------------------
     5.   N/A
     ---------------------------------------------------------------------------------------------------------------------------
     6.   TOTAL PAYMENTS
          TO PROFESSIONALS                                       $0               $0                   $0                $0
     ---------------------------------------------------------------------------------------------------------------------------

     *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     ------------------------------------------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
     PROTECTION PAYMENTS
     ------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------
                                                       SCHEDULED             AMOUNTS
                                                        MONTHLY               PAID             TOTAL
                                                        PAYMENTS             DURING            UNPAID
               NAME OF CREDITOR                           DUE                 MONTH         POSTPETITION
     ------------------------------------------------------------------------------------------------------
     1.   N/A
     ------------------------------------------------------------------------------------------------------
     2.   N/A
     ------------------------------------------------------------------------------------------------------
     3.   N/A
     ------------------------------------------------------------------------------------------------------
     4.   N/A
     ------------------------------------------------------------------------------------------------------
     5.   N/A
     ------------------------------------------------------------------------------------------------------
     6.   TOTAL                                                  $0               $0                   $0
     ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     ----------------------------------------------
     CASE NAME: American International Travel, Inc.  ACCRUAL  BASIS-7
     ----------------------------------------------

     ----------------------------------------------
     CASE NUMBER: 400-42149-BJH-11                      02/13/95, RWD, 2/96
     ----------------------------------------------

                                                    MONTH: October 2001
                                                          ----------------------

     --------------------------
     QUESTIONNAIRE

     ----------------------------------------------------------------------------------------------------------------------------
                                                                                               YES                NO
     ----------------------------------------------------------------------------------------------------------------------------
     1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
            THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                  X
     ----------------------------------------------------------------------------------------------------------------------------
     2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
            OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                            X
     ----------------------------------------------------------------------------------------------------------------------------
     3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
            LOANS) DUE FROM RELATED PARTIES?                                                                      X
     ----------------------------------------------------------------------------------------------------------------------------
     4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
            THIS REPORTING PERIOD?                                                                                X
     ----------------------------------------------------------------------------------------------------------------------------
     5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
            DEBTOR FROM ANY PARTY?                                                                                X
     ----------------------------------------------------------------------------------------------------------------------------
     6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                          X
     ----------------------------------------------------------------------------------------------------------------------------
     7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
            PAST DUE?                                                                                             X
     ----------------------------------------------------------------------------------------------------------------------------
     8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                      X
     ----------------------------------------------------------------------------------------------------------------------------
     9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                            X
     ----------------------------------------------------------------------------------------------------------------------------
     10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
            DELINQUENT?                                                                                           X
     ----------------------------------------------------------------------------------------------------------------------------
     11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
            REPORTING PERIOD?                                                                                     X
     ----------------------------------------------------------------------------------------------------------------------------
     12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                       X
     ----------------------------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
     EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------

     --------------------------
     INSURANCE
     ----------------------------------------------------------------------------------------------------------------------------
                                                                                               YES                NO
     ----------------------------------------------------------------------------------------------------------------------------
     1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
            NECESSARY INSURANCE COVERAGES IN EFFECT?                                            X
     ----------------------------------------------------------------------------------------------------------------------------
     2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                              X
     ----------------------------------------------------------------------------------------------------------------------------
     3.     PLEASE ITEMIZE POLICIES BELOW.
     ----------------------------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
     HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
     EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------
                                                 INSTALLMENT  PAYMENTS
     ----------------------------------------------------------------------------------------------------------------------------
                 TYPE  OF                                                                                    PAYMENT AMOUNT
                  POLICY                           CARRIER                           PERIOD COVERED            & FREQUENCY
     ----------------------------------------------------------------------------------------------------------------------------
            Please see Case # 00-42141-BJH-11
     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


  --------------------------------------------------------
  CASE NAME: American International Travel, Inc.         FOOTNOTES SUPPLEMENT
  --------------------------------------------------------

  --------------------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                              ACCRUAL BASIS
  --------------------------------------------------------

                                                   MONTH:     October 2001
                                                          -------------------

  --------------------------------------------------------------------------------------------------------
    ACCRUAL BASIS         LINE
     FORM NUMBER         NUMBER                     FOOTNOTE / EXPLANATION
  --------------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------
          6                          All Professional fees related to the Reorganization of the
  --------------------------------------------------------------------------------------------------------
                                      Company are disbursed out of Kitty Hawk, Inc. (Parent
  --------------------------------------------------------------------------------------------------------
                                      Company). Refer to Case # 400-42141
  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------
          7                          All insurance plans related to the Company are carried
  --------------------------------------------------------------------------------------------------------
                                      at Kitty Hawk, Inc. (Parent Company). Refer to Case #
  --------------------------------------------------------------------------------------------------------
                                      400-42141.
  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------
          General                    This operation closed in May of 2000. Costs incurred to date
  --------------------------------------------------------------------------------------------------------
                                      consist of costs associated with shut down
  --------------------------------------------------------------------------------------------------------
                                      procedures as well as wrapping up final billings.
  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------
          3                28        All payments are made by Kitty Hawk, Inc. (Case #400-42141)
  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------


  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------

================================================================================

CASE NAME: American International Travel, Inc.

CASE NUMBER: 400-42149-BJH-11

Details of Other Items


ACCRUAL BASIS-1                              October 2001


8.   OTHER (ATTACH LIST)                               (440,329) Reported
                                      --------------------------
       Intercompany Settlements                              92
       A/R KH International                            (246,860)
       CDI Inter-divisional Balancing                  (196,142)
       CDI - Debit/Credit Transfer                        2,581
                                      --------------------------
                                                       (440,329) Detail
                                      --------------------------
                                                              -  Difference